March 31, 2008



Volumetric Fund, Inc.
A No-Load Mutual Fund



----------------------                                           1

First Quarter
Report 2008















                      (Logo)
               Volumetric Fund, Inc.
















To our shareholders:

	During the first quarter of 2008, the stock market suffered its worst first quarter decline since 2001. Its performance was also among the worst first quarter in an election year. The broad market, as indicated by the Standard & Poor 500 Index, has declined 9.9% in the period.

     Due to our disciplined 'Volume & Range' system, introduced in 2000, Volumetric Fund declined less, and outperformed the S & P 500 Index and most major market indices, as indicated in the chart below. Overall, the Fund's net asset value (NAV) declined 7.7% in the first quarter. Our NAV closed at $16.27 on March 31, down $1.35 from $17.62, since the beginning of the year.

    			   First Quarter       Since
    		       		2008  		9/1/2000*

    Volumetric Fund	      - 7.7%            + 32.9%
    S&P 500 Index 	      - 9.9	        - 13.0
    NYSE Index	              - 9.7  	        + 22.9
    Dow-Jones 30              - 7.6  	        +  9.1
    NASDAQ	              -14.1  	        - 46.2


    *Introduction of 'Volume and Range' system

    The Volumetric Index, which measures the value of a hypothetical investment of $10,000 in Volumetric Fund since its inception on January 1, 1979, closed out the quarter at $178,386. This is equivalent to a 10.35% compounded growth rate since inception.

PORTFOLIO REVIEW

    Following the guidelines of the 'Volume & Range' system, we have increased our cash position from 13% since December 31, 2007, to 24%. We also sold 38 stocks during the first quarter and purchased 31 new ones, as summarized below.

	Purchases: Alexander Baldwin, Ametek, Barnes, BB&T Corp., Black & Decker, Becton Coulter, Benchmark Electronics, Bemis, Caterpillar, Consumer Discretionary SPDR Fund, Corn Products, Curtiss Wright,
Equifax, Earthlink, General Dynamics, General Electric, IBM, Inter-national Paper, Masco, Mettler Toledo, Nu-Skin, Raymond James Financial, Smithfield Foods, Stanley Works, Timberland, Target, Tellabs, Tyson Foods, Time Warner, Union Pacific and Worthington Industries.

    Sales: Acuity Brands, BEA Systems, Brightpoint, Bristol Myers, Brunswick, Carnival Cruise L:ines, Cooper Industries, Corinthian Colleges, Corning, Cypress Semiconductor, Deere & Co., Eastman Chemical, EMC Corp., Gilead Sciences, Goodrich, Honeywell, ITT Corp., Johnson & Johnson, Manpower, McDonalds, Microsoft, Millipore, Murphy Oil, National Fuel Gas, Potlatch Corp., PPG Industries, Royal Caribbean Cruises, R.R. Donnelley & Sons, Seagate Technology, Sherwin-Williams, Sunoco, Sysco, Tetra Tech, Thermo-Fisher-Scientific, Trane, USG, Wyeth and Zenith National.

    Our five most profitable securities and star performers were the following stocks: Deere & Co. with an 118% net realized gain, Cypress Semiconductor with an 104% net gain, Thermo-Fisher-Scientific with a 75% net realized gain, ChoicePoint, Inc. with a 44% gain and Murphy Oil with a 43% realized gain. Probably, our most impressive stock was ChoicePoint
(CPS). We purchased it on February 4, 2008, and sold it on March 14 with the above mentioned 44% profit. CPS is a major provider of identification and credit verification services. It received an excellent tender offer, in the middle of February, from Reed Elsevier, an Anglo-Dutch publishing house.

    We now have 61 securities in the Fund's portfolio. Our average stock is up 4.4%. Our best stock is Consolidated Energy, a coal producer, with a 78% gain; our worst is International Paper, with an 18% loss. Our ten largest holdings and their returns are shown below:

                TOP TEN COMMON STOCK HOLDINGS
                     (as of 3/31/2008)
	                         % of Total      % Gain
Consolidated Energy	           1.98%           77.7%
Apache	                           1.95            75.3
Lockheed Martin	                   1.78            71.7
Cabot Oil & Gas                    1.52            34.4
Abbott Laboratories                1.43            28.5
Northrop Grumman                   1.36            21.5
DRS Technologies                   1.30            19.7
Covance	                           1.30            17.0
Brinks                             1.29            16.6
Leucadia National                  1.28            54.6



ANNUAL MEETING

	The annual meeting of shareholders will be held at 8 p.m., Thursday, June 12, 2008, at the Holiday Inn, 329 Route 303, Orangeburg, New York. Invitations and proxy statements will be sent to shareholders around the middle of May. Shareholders of record at the close of business on April
25, 2008, are entitled to receive proxy material and an invitation to attend the meeting.

    At the meeting, as described in the Proxy Statement, you will be asked to elect nine directors and ratify the appointment of BKD, LLP, as independent auditors of the Fund for 2007. We will also review
Volumetric Fund's year-to-date performance.

PRIVACY POLICY

    According to federal law and regulations, financial institutions, including mutual funds, are required to disclose their privacy policy to
their clients and shareholders   annually. To meet this requirement, our
fund's privacy policy is described in the following paragraphs.
    Volumetric Fund and its affiliate Volumetric Advisers, Inc. work hard to maintain the highest standard of confidentiality and to respect the privacy of its shareholders and clients. The non-public personal information collected about you comes primarily from the account applications or other forms you submit to Volumetric Fund, Inc.

    We do not market or disclose information about you to anyone, except as permitted by law. For example, this may include disclosing information according to your express consent to fulfill your instructions, such as in a mortgage application, or to comply with applicable laws and regulations.

    We limit information about you to those of our employees who are involved in servicing your account. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard the information. If our relationship ends, we will continue to treat the information as described in this Privacy Policy notice.



UPDATE AND OUTLOOK

	The stock market opened April in a highly volatile fashion. After moving up over 2% in the first 10 days, it gave back essentially all of its gains in the next two, then it rallied again. As of April 16, our NAV stood at $16.81, up 3.3% from our NAV of $16.27, as of March 31. The S&P 500 Index gained 3.2%, the Dow appreciated 2.9%, and the NASDAQ rose 3.1% during the same period. Since April 1, we have reduced our cash position from 24% to 17%, by adding 7 new stocks to our portfolio. Our two top stocks, Consolidated Energy and Apache, have continued to advance. They are now up 116% and 104%, respectively, since we purchased them.

    As of this writing, the Dow-Jones Industrial Average stands at 12,619. It appears that in the near term the Dow-Jones average will fluctuate between 11,700 and 12,800. We believe that with our current 17% cash, we are in a very good strategic position. We can aggressively move our cash into stocks, if the market is ready to break out on the upside. On the other hand, we can also increase our cash to an even higher level, if the market appears to break down. We believe the odds are favoring the bulls, resulting in an eventual upside breakout.

    If you wish to add to your account, please enclose your check or money order in the prepaid envelope with your proxy. We hope to see many of you at our annual meeting. As last year, our meeting will be held at the Holiday Inn, in Orangeburg, NY. Thank you for your trust and confidence. Please call us, if you have any questions.

April 17, 2008

       Sincerely,



/s/ Gabriel Gibs	   /s/Irene Zawitkowski

Gabriel Gibs		   Irene Zawitkowski
Chairman & CEO		   President








	VOLUMETRIC FUND, INC.
      STATEMENT OF NET ASSETS
	  March 31, 2008
	   (Unaudited)

COMMON STOCKS: 76.1%
		                      MARKET
SHARES	COMPANY	                       VALUE
	Aerospace/Defense: 6.4%
  5,100	Curtiss Wright	                 $211,548
  5,000	DRS Technologies	          291,400
  2,600	General Dynamics	          216,762
  4,000	Lockheed Martin	                  397,200
  3,900	Northrop Grumman	          303,459
                                      -----------
	                 	        1,420,369
                                      -----------
	Banking: 1.0%
218,008	BB&T	                          218,008
                                      -----------
	Business Services: 3.8%
  4,300	Brinks Co.	                  288,874
  3,500	Covance*	                  290,395
  6,000	Omnicom Group	                  265,080
                                      -----------
		                          844,349
                                      -----------
	Chemicals: 2.2%
  5,500	DuPont de Nemours         	  257,180
 10,800	RPM, Inc.	                  226,152
                                      -----------
		                          483,332
                                      -----------
	Coal: 2.0%
  6,400	Consolidated Energy	          442,816
                                      -----------
	Communications: 1.8%
  5,500	Harris Corp. 	                  266,915
 25,000	Tellab	                          136,250
                                      -----------
		                         403,165
                                      -----------
	Computers: 1.7%
  2,300	IBM	                          264,822
  5,000	NCR	                          114,150
                                      -----------
		                          378,972
                                      -----------
	Consumer Products: 3.0%
  3,300	Black & Decker	                  218,130
 10,000	Masco	                          198,300
 14,500	Nu-Skin                	          261,290
                                      -----------
		                          677,720
                                      -----------
	Drugs: 2.3%
  5,800	Abbott Laboratories	          319,870
  4,200	Barr Pharmaceuticals*	          202,902
                                      -----------
		                          522,772
                                      -----------
	Electrical/Electronics: 3.2%
  5,300	Ametek	                          232,723
 11,500	Benchmark Electronics	          206,425
 19,200	Federal Signal	                  268,032
                                      -----------
		                          707,180
                                      -----------
	Entertainment/Leisure: 0.9%
  5,000	Polaris Industries	          205,050
                                      -----------
	Foods/Beverage: 6.2%
  5,600	Andersons	                  249,816
  5,600	Corn Products	                  207,984
  4,200	General Mills	                  251,496
  6,600	McCormick	                  244,002
  8,000	Smithfield Foods	          206,080
 13,600	Tyson	                          216,920
                                      -----------
		                        1,376,298
                                      -----------
	Forest Products: 2.8%
  8,500	Bemis	                          216,155
  7,000	International Paper	          190,400
  3,400	Weyerheauser	                  221,136
                                      -----------
		                          627,691
                                      -----------
	Indexes & Sector Funds: 8.2%
 14,800	Consumer Discr. SPDR Fund	  456,136
  8,500	Financial SPDR Fund	          211,395
  8,800	Standard & Poor 500 Trust       1,161,338
                                      -----------
		                        1,828,869
                                      -----------


		                           MARKET
SHARES	COMPANY	                           VALUE
	Internet Services: 1.9%
  7,800	Ebay*	                         $232,752
 25,000	Earthlink	                  188,750
                                      -----------
		                          421,502
                                      -----------
	Machinery/Tools: 4.1%
  7,000 Albany International	          252,980
  2,900 Caterpillar	                  227,041
  6,400 Pall Corp.	                  224,448
                                      -----------
  4,600 Stanley Works	                  219,052
                                      -----------
		 923,521
	Misc./Diversified: 5.4%
  5,200	Alexander Baldwin	          224,016
  9,600	Barnes	                          220,320
  6,000	General Electric	          222,060
  6,325	Leucadia National	          286,017
  3,300	Waste Connections*	          242,846
                                      -----------
		                        1,195,259
                                      -----------
	Office Equipment: 1.2%
 17,500	Xerox	                          261,975
                                      -----------
	Oil/Energy: 3.5%
  3,600	Apache Corp.	                  434,952
  6,700	Cabot Oil & Gas	                  340,628
                                      -----------
		                          775,580
                                      -----------
	Precision Instruments: 1.9%
  3,300	Becton Coulter:	                  213,015
  2,200	Mettler Toledo	                  213,664
                                      -----------
		                          426,679
                                      -----------
	Publishing: 0.9%
 14,000	Time Warner	                  196,280
	Railroads: 2.3%
  7,000	Kansas City Southern*	          280,770
  1,800	Union Pacific	                  225,684
                                      -----------
		                          506,454
                                      -----------
	Retail: 3.4%
 13,500	Gap Inc.	                  265,680
  4,200	Target	                          212,856
  5,400	Wal-Mart    	                  284,472
                                      -----------
		                          763,008
                                      -----------
	Shoes: 1.0%
 16,000	Timberland	                  219,680
                                      -----------
	Steel: 1.0%
 13,300	Worthington Industries: 	  224,371
                                      -----------
	Transportation/Trucking: 1.3%
  4,600	Ryder System	                  280,186
                                      -----------
	Utilities: 1.0%
  2,800	Exelon	                          227,556
                                      -----------

TOTAL COMMON STOCKS:
(COST	$16,321,073)	               16,995,322
                                      -----------
CASH EQUIVALENTS & RECEIVABLES: 23.9%
   Cash		                           21,999
   JP Morgan Prime Money Market Fund    4,514,291
   Dividends and interest receivable	   34,204
   Receivable from broker	 	  773,897
                                      -----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES     5,344,391
                                      -----------
TOTAL ASSETS		               22,339,713
   Less liabilities		               -
                                      -----------
NET ASSETS: 100.0%		      $22,339,713
                                      ===========
VOLUMETRIC SHARES OUTSTANDING	        1,373,414
                                      -----------
NET ASSET VALUE PER SHARE		   $16.27
                                           ======

*  Non-income producing security









Volumetric Fund, Inc.
87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com

Investment Adviser and
Transfer Agent

Volumetric Advisers, Inc.
Pearl River, New York

Custodian

J.P. Morgan Chase
New York, New York

Independent Auditors

BKD, LLP
Houston, Texas

Board of Directors

William P. Behrens
Gabriel J. Gibs, Chairman
Josef  Haeupl
Raymond T. Mundy
Stephen Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski


Officers

Gabriel J. Gibs
    Chief Executive Officer, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer